SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934








Date of Report (Date of earliest event reported):  June 11, 1998





                 VENATOR GROUP, INC.
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(Exact name of registrant as specified in its charter)



      New York                  No. 1-10299             13-3513936
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(State or other jurisdic-       (Commission          (IRS Employer
 tion of incorporation)          File Number)         Identification No.)



233 Broadway, New York, New York                 10279-0003
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(Address of principal executive offices)         (Zip Code)




Registrant's telephone number, including area code: (212) 553-2000
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

Item 5.   Other Events.
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          On March 11, 1998, the Board of Directors of the
Registrant approved, and recommended for adoption by shareholders, an amendment to Article First of the Registrant's Certificate of Incorporation to change the name of the Registrant to Venator Group, Inc. On June 11, 1998, shareholders of the Registrant approved the proposal to change the name of the Registrant. The Registrant filed a Certificate of Amendment to the Certificate of Incorporation with the Department of State of the State of New York, effective June 11, 1998, changing the name of the Registrant from Woolworth Corporation to Venator Group, Inc. as of this date.


          SIGNATURES
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          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.



                                                 VENATOR GROUP, INC.
                                                 -------------------
                                                     (Registrant)


Date:  June 24, 1998                             By: /s/ Gary M. Bahler
                                                     ------------------
                                                     Gary M. Bahler
                                                     Vice President, General
                                                     Counsel and Secretary